MORGAN STANLEY PATHWAY FUNDS (“TRUST”)

SUPPLEMENT DATED February 26, 2021,

TO THE STATUTORY AND SUMMARY PROSPECTUS DATED JANUARY 1, 2021

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

HIGH YIELD FUND

Effective February 24, 2021, Eaton Vance Management (“Eaton Vance”) is no longer an investment sub-advisers of the High Yield Fund. As such, all references to Eaton Vance, are removed from the Prospectus.

Effective February 24, 2021, PineBridge Investments LLC (“PineBridge”) will commence as a new investment sub-advisers to the High Yield Fund.

Effective February 24, 2021, the target sub-adviser investment allocations of the High Yield Fund is a 50% allocation to PineBridge and a 50% allocation to Western Asset Management Company (“Western”).

Effective February 24, 2021, the following replaces the chart in the section titled “Sub-advisers and portfolio managers” related to the High Yield Fund on page 29 of the Prospectus:

Portfolio Manager	Sub-Adviser or Adviser	Fund’s Portfolio Manager Since
John Yovanovic, Managing Director and Portfolio Manager	PineBridge	2021
Jeremy Burton, Managing Director and Portfolio Manager	PineBridge	2021
Michael C. Buchanan, CFA®, Deputy Chief Investment Officer	Western	2005
Walter E. Kilcullen, Portfolio Manager	Western	2017
S. Kenneth Leech, Chief Investment Officer	Western	2014

Effective February 24, 2021, the following replaces the disclosure related to the High Yield Fund in the section titled “How the Sub-advisers select the Fund’s investments” on page 62 of the Prospectus:

PineBridge Investments LLC (“PineBridge”) PineBridge’s High Yield Bond Strategy (the “strategy”) seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgement of PineBridge, consistent with the Strategy’s investment objective. PineBridge applies a team oriented fundamental analysis approach to the investment decision-making process to uncover value in the marketplace. By applying in-depth fundamental research to determine individual issuer weights as well as aggregate sector weights and by constantly monitoring those securities selected to avoid unexpected events, they seek to achieve consistent outperformance over an economic cycle. The investment process is focused on bottom-up credit analysis and security selection, driven by a proprietary credit rating process. The credit rating process specifically focuses on three sequential steps: evaluation of credit risk, appropriately pricing credit risk, and identifying and monitoring issuer specific metrics for early warning of changes in credit risk. Bonds are selected on a company by company basis with the goal of being appropriately compensated for the credit risk.

Under normal circumstances, the Strategy invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), or comparably rated by another recognized statistical rating organization (“NRSRO”), or, if unrated, determined by PineBridge to be of comparable quality.

The Strategy also may invest up to 20% of its total assets in debt securities that are considered investment grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Strategy may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations. The Strategy may also invest in foreign debt securities that are denominated in U.S. dollars or foreign currencies. The percentage of the Fund’s assets allocated to PineBridge is targeted at 50%.

Western Asset Management Company (“Western”) seeks to minimize risk and maximize return through diversification among industry, quality and security sectors. In deciding among the securities in which the fund may invest, Western takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the fund’s effective duration and prevailing and anticipated market conditions. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer.) Western uses a team-based approach that uses “bottom-up” research, meaning that Western focuses on analysis of individual investments, without over-emphasizing broad economic of market cycles. Using this approach, Western seeks to identify attractive industries and analyze individual companies and issuers for appropriate credit parameters and total rate of return potential. Western’s goal is to invest in companies with superior management teams and with strong track records, that have defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under several different scenarios. The percentage of the Fund’s assets allocated to Western is targeted at 50%.

Effective February 24, 2021, the following replaces the disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the High Yield Fund on pages 97-99 of the Prospectus:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
High Yield Fund	PineBridge Investments LLC (“PineBridge”) Park Avenue Tower 65 E 55th Street New York, NY 10022	50%

John Yovanovic, CFA®

Managing Director and Portfolio Manager

(2000-Present). Mr. Yovanovic became Portfolio Manager of High Yield for the firm in 2005 and was promoted to lead PM in September of 2010. Prior to 2005, he held positions as a senior research analyst and as head of AIG’s high yield trading desk; while in investment research, he served as the energy/utilities group head. Previously, Mr. Yovanovic was a senior research analyst and trader at Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic started his career in equity research at VanKampen Funds, where he subsequently moved into high yield research and trading. He received a BBA from the University of Houston and is a CFA charterholder.

				2021

			Jeremy Burton, CFA® Managing Director and Portfolio Manager (2014-Present). Mr. Burton is a portfolio manager for PineBridge’s high yield bond and leveraged loan strategies. He has served as a portfolio manager since 2014. Previously, he was a credit research analyst covering a	2021

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			number of industries in the Communications and Consumer Cyclical sectors from 2004 to 2007 and from 2009 to 2017. Prior to that, he was an investment banking analyst with CIBC World Markets and an investment analyst with Linden Advisors. Mr. Burton received a BA with a concentration in History from Harvard College in 2000 and an MBA with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania in 2004. He is a CFA charterholder.

	Western Asset Management Company (“Western”) 385 E. Colorado Blvd Pasadena, CA 91101	50%	Michael C. Buchanan, CFA® Deputy Chief Investment Officer (2005-present). Mr. Buchanan is the primary portfolio manager for Western’s US High Yield portfolios.	2005

			Walter E. Kilcullen Portfolio Manager (2002-Present). Mr. Kilcullen is responsible for the day-to-day strategic oversight of his respective strategies as well as supervising the operations of various sector teams dedicated to the asset classes in which the strategy invests.	2017

			S. Kenneth Leech Chief Investment Officer (1990-present). Mr. Leech is responsible for the day-to-day strategic oversight of his respective strategies as well as supervising the operations of various sector teams dedicated to the asset classes in which the strategy invests.	2014

EMERGING MARKETS EQUITY FUND

Effective March 19, 2021, Martin Currie Inc. (“Martin Currie”) will commence as a new investment sub-adviser to the Emerging Markets Equity Fund.

Effective March 19, 2021, the target sub-adviser investment allocations of the Emerging Markets Equity Fund is a 35% allocation to BlackRock Financial Management, Inc. (“BlackRock”), a 30% allocation to Martin Currie, a 17.5% allocation to Lazard Asset Management LLC (”Lazard”), and a 17.5% allocation to Van Eck Associates Corporation (“Van Eck”).

Effective March 19, 2021, the following replaces the chart in the section titled “Sub-advisers and portfolio managers” related to the Emerging Markets Equity Fund on page 18 of the Prospectus:

Portfolio Manager	Sub-Adviser or Adviser	Fund’s Portfolio Manager Since
Rachael Aguirre, Director and Senior Portfolio Manager	BlackRock	2016
Jennifer Hsui, CFA®, Managing Director and Senior Portfolio Manager	BlackRock	2018
Alan Mason, Managing Director	BlackRock	2016
Suzanne Henige, Director and Senior Portfolio Manager	BlackRock	2020
Amy Whitelaw, Managing Director and Senior Portfolio Manager	Blackrock	2017
Rohit Chopra, Managing Director and Portfolio Manager/Analyst	Lazard	2009
James M. Donald, CFA®, Managing Director, Portfolio Manager/Analyst and Head of Emerging Markets	Lazard	2009
John R. Reinsberg, Deputy Chairman, Portfolio Manager/Analyst and Head of International and Global Strategies	Lazard	2009
Monika Shrestha, Director and Portfolio Manager/Analyst	Lazard	2015
Ganesh Ramachandran, Portfolio Manager/Analyst	Lazard	2020
Alastair Reynolds, Portfolio Manager	Martin Currie	2021
Andrew Mathewson, Portfolio Manager	Martin Currie	2021
Colin Dishington, Portfolio Manager	Martin Currie	2021
Divya Mathur, Portfolio Manager	Martin Currie	2021
Paul Desoisa, Portfolio Manager	Martin Currie	2021
Paul Sloane, Portfolio Manager	Martin Currie	2021
David Semple, Portfolio Manager	VanEck	2016
Angus Shillington, Deputy Portfolio Manager	VanEck	2016

Effective March 19, 2021, the following replaces the disclosure related to the Emerging Markets Equity Fund in the section titled “How the Sub-advisers select the Fund’s investments” on page 62 of the Prospectus:

BlackRock Financial Management, Inc. (“BlackRock”) ”) will employ a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Markets Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Markets Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Markets Index (Net). The Fund will invest in a statistically selected sample of equity securities included in the MSCI Emerging Markets Index (Net) and in derivative instruments linked to the MSCI Emerging Markets Index (Net). Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI Emerging Markets Index (Net). The Fund may not, however, invest in all of the companies within a country represented in the MSCI Emerging Markets Index (Net), or in the same weightings as in the MSCI Emerging Markets Index (Net). The percentage of the Fund’s assets allocated to BlackRock is targeted at 35%.

Lazard Asset Management LLC (“Lazard”) manages a relative value strategy (“Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal business activities are located in emerging or developing market countries. The Strategy is based on value creation through a process of bottom-up stock selection. The Strategy consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. In the Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. The percentage of the Fund’s assets allocated to Lazard is targeted at 17.5%.

Martin Currie Inc. (“Martin Currie”) is a bottom-up, high conviction, stock-driven strategy focused on companies with high potential to create shareholder value. The Martin Currie investment team’s investment philosophy is founded on a belief that the market frequently undervalues the long-term, value-creation potential of sustainable growth businesses; they conduct fundamental stock specific research to identify potential investments by assessing companies on quality, growth and ESG. From a quality perspective, the investment team seeks to identify profit leadership, competitive advantages, and financial strength. From a growth perspective, the investment team seeks to understand the scalability and duration of growth and whether the management has a strategy to execute. From an ESG perspective, the investment team seeks to understand a company’s ESG risks and opportunities as they directly impact long term value creation. The investment team invests when the opportunity is undervalued by the market. The percentage of the Fund’s assets allocated to Martin Currie is targeted at 30%.

Van Eck Associates Corporation (“VanEck”) seeks long-term capital appreciation by investing primarily in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. VanEck has broad discretion to identify countries that it considers to qualify as emerging markets. VanEck selects emerging market countries that the Fund will invest in based on VanEck’s evaluation of economic fundamentals, legal structure, political developments and other specific factors VanEck believes to be relevant. Utilizing qualitative and quantitative measures, the Fund’s portfolio manager seeks to invest in reasonably-priced companies that have strong structural growth potential. The portfolio manager seeks attractive investment opportunities in all areas of emerging markets and utilizes a flexible investment approach across all market capitalizations. The Fund’s holdings may include issues denominated in currencies of emerging market countries, investment companies (like country funds) that invest in emerging market countries, and American Depositary Receipts, and similar types of investments, representing emerging market securities. The percentage of the Fund’s assets allocated to VanEck is targeted at 17.5%.

Effective March 19, 2021, the following replaces the disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the Emerging Markets Equity Fund on pages 97-99 of the Prospectus:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Emerging Markets Equity Fund	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	35%	Rachel Aguirre Director and Senior Portfolio Manager (2005-Present.). Mrs. Aguirre is Head of Developed Markets Portfolio Engineering. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies.	2016

			Jennifer Hsui, CFA® Managing Director and Senior Portfolio Manager (2006-present). Mrs. Hsui is the Head of the Emerging Markets Portfolio Engineering team within BlackRock’s ETF and Index Investments Americas business. She is responsible for overseeing the management of Emerging Markets Institutional and iShares funds.	2018

			Alan Mason Managing Director (1991-present). Mr. Mason is the Global Co-Head of Investments, Products, and Markets. He is a member of the Beta Strategies ExCo, Americas	2016

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			ExCo and Global Human Capital Committees and a global sponsor for OUT, the firm’s LGBT employee network.

			Suzanne Henige Director and Senior Portfolio Manager (2011-present). Mrs. Henige is a member of BlackRock’s ETF and Index Investments (EII) Portfolio Engineering group. She currently leads the Sub-Advised PE team which is responsible for managing US and Developed markets Mutual Funds and Sub-Advised portfolios.	2020

			Amy Whitelaw Managing Director and Senior Portfolio Manager (1999-present). Mrs. Whitelaw is the Head of the America’s iShares Equity Portfolio Engineering team within BlackRock’s ETF and Index Equity (“EII”) team. She is responsible for overseeing the management of the Americas listed US, Canadian, and Latin America iShares equity funds. She leads the EII Americas Inclusion and Diversity Committee. Mrs. Whitelaw also co-chairs BlackRock’s Global Women’s Initiative Network and formerly co-chaired the Women’s Initiative Network on the West Coast.	2017

	Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza 57th Floor New York, NY 10112	17.5%	Rohit Chopra Managing Director and Portfolio Manager/Analyst (1999-present). Mr. Chopra is a Portfolio Manager/ Analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis.	2009

			James M. Donald, CFA® Managing Director, Portfolio Manager/Analyst and Head of Emerging Markets (1996-present). Mr. Donald is a Managing Director and Head of Emerging Markets and Portfolio Manager/Analyst on the Emerging Markets Equity team. He is also a	2009

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			member of the International Equity Select with Emerging Markets team.

			John R. Reinsberg Deputy Chairman, Portfolio Manager/Analyst and Head of International and Global Strategies (1992-present). Mr. Reinsberg is Deputy Chairman of Lazard Asset Management LLC and Head of International and Global Strategies. He is also a Portfolio Manager/ Analyst on the Global Equity and International Equity portfolio teams.	2009

			Monika Shrestha Director and Portfolio Manager/Analyst (2003-present). Ms. Shrestha is a Portfolio Manager/ Analyst on the Emerging Markets Equity team, responsible for research coverage of companies in the financial sector.	2015

			Ganesh Ramachandran Portfolio Manager/Analyst (1997-present) Mr. Ramachandran is a Portfolio Manager/ Analyst on the Emerging Income and Emerging Markets Equity teams.	2020

	Martin Currie Inc. (“Martin Currie”) Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, Scotland	30%

Alastair Reynolds

Portfolio Manager

(2010-present). Mr. Reynolds has been investing in equities for almost 30 years. He joined Martin Currie in 2010, when Martin Currie expanded its commitment to the Emerging Market asset class. In addition to managing investment portfolios and conducting investment research, Mr. Reynolds is also responsible for the overall management of Martin Currie’s Emerging Markets team. During his career, Mr. Reynolds has managed a broad range of emerging market equity strategies, including frontier markets and small caps. Prior to Joining Martin Currie, Mr. Reynolds worked at Scottish Widows Investment Partnership, Edinburgh Fund Managers and Scottish Amicable Investment Management. He is an associate of the UK Society of Investment Professionals (ASIP), the predecessor of the CFA Society of the UK.

				2021

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

Andrew Mathewson

Portfolio Manager

(2005-present). Mr. Mathewson is a co-manager of Martin Currie’s Global Emerging Markets strategy. He is also a member of Martin Currie’s Executive Committee and Investment Executive committee. Mr. Mathewson has had responsibility for researching stocks in the consumer and healthcare sectors. He joined Martin Currie in 2005 from the Scottish Investment Trust, where he was an investment manager for UK equities. For over five years, Mr. Mathewson worked in Martin Currie’s Asia and global emerging markets team, as an investment manager for the GEM product with a research focus on EMEA markets. With the arrival of the former SWIP emerging markets team, Mr. Mathewson integrated into the new GEMs team, taking on responsibility for the consumer and healthcare sectors. Mr. Mathewson is a CFA® charterholder. He has a BSc (Hons) in Economics from the University of St Andrews.

2021

Colin Dishington

Portfolio Manager

(2018-present). Mr. Dishington is a co-manager of Martin Currie’s Global Emerging Markets strategy, with responsibility for researching stocks in the communication services sector. Before re-joining Martin Currie in 2018, he worked as a research analyst at Matthews Asia, an Asia-only investment specialist. Before this, Mr. Dishington worked at Martin Currie from 2010-2012, initially as Assistant Research Analyst, working on global financial stocks, before progressing to Assistant Portfolio Manager in our Japan team. Mr. Dishington is a chartered accountant (CA), beginning his professional career at Chiene & Tait Chartered Accountants. He was then at Lloyds Banking Group before he first joined Martin Currie. He is a CFA® charterholder and has an MA in

2021

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Economics from the University of Glasgow.

Divya Mathur

Portfolio Manager

(2010-present). Mr. Mathur is a co-manager of Martin Currie’s global emerging markets (GEMs) strategy, with responsibility for technology sector research. He joined Martin Currie in 2010 from SWIP, where he was investment director on its GEMs desk. As portfolio manager, Mr. Mathur was lead manager of the Global Emerging Markets Infrastructure fund and co-manager of the balanced mandates. As sector analyst, he was responsible for stocks across the technology and utilities sectors in emerging markets. Earlier, Mr. Mathur spent over a decade at Henderson Global Investors in London, where he began his career as a quantitative strategist, before managing GEM and dedicated Indian equity portfolios for eight years. Mr. Mathur speaks Hindi. He is an associate of the UK Society of Investment Professionals (ASIP). Mr. Mathur has an MSc in investment analysis from the University of Stirling and a BSc (Hons) in Computer Science and Accounting from the University of Manchester.

2021

Paul Desoisa

Portfolio Manager

(2013-present). Mr. Desoisa is a Portfolio Manager in Martin Currie’s Global Emerging Markets team, where he is responsible for researching stocks in the industrial and utilities sectors. He joined Martin Currie in 2013 as an investment trainee in technology, media and telecoms research, before progressing into a portfolio management role in the North America team. He previously worked as a trainee actuary for Punter Southall and has undertaken internships at J.P. Morgan and Redburn Partners. In 2012, Mr. Desoisa completed a BSc (Hons) in Mathematics and Statistics at the

2021

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			University of York. He is a CFA® charterholder.

Paul Sloane

Portfolio Manager

(2018-present). Mr. Sloane is a co-manager of Martin Currie’s Global Emerging Markets (GEMs) strategy and has responsibility for researching financials stocks. Mr. Sloane first joined Martin Currie in 2003, leading our global financials research and co-managing our Global Financials Absolute Return Fund from 2006 to 2011 and Global Alpha strategy from 2013. Mr. Sloane left the firm in 2017 and re-joined in 2018 as part of the GEMs team. Prior to his time at Martin Currie he was at Deutsche Bank, where he was responsible for specialist sales in the pan-European insurance sector. He started his career in 1993 as a Trainee Chartered Accountant at Standard Life before moving into an investment analyst role at Standard Life Investments in 1997. Mr. Sloane is a chartered accountant (CA) and an associate of the UK Society of Investment Professionals (ASIP). Mr. Sloane has a PGDip in Investment Analysis from the University of Stirling and a BA (Hons) Accounting from the University of Ulster.

				2021

	Van Eck Associates Corporation (“VanEck”) 666 Third Avenue New York, NY 10017	17.5%	David Semple Portfolio Manager (2002-present). Mr. Semple is the Portfolio Manager of the strategy and is responsible for asset allocation and stock selection in global emerging markets.	2016

			Angus Shillington Deputy Portfolio Manager (2014-present). Mr. Shillington is a Deputy Portfolio Manager of the strategy. Prior to that, he was a Senior Analyst at VanEck from 2009-2014.	2016

INTERNATIONAL EQUITY FUND

Effective March 19, 2021, Invesco Advisers, Inc. (“Invesco”) and Wellington Management Company, LLP (“Wellington”) are no longer investment sub-advisers of the International Equity Fund. As such, all references to Invesco and Wellington, are removed from the Prospectus.

Effective March 19, 2021, Walter Scott & Partners Limited (“Walter Scott”) will commence as a new investment sub-advisers to the International Equity Fund.

Effective March 19, 2021, the target sub-adviser investment allocations of the International Equity Fund is a 25% allocation to BlackRock, a 19% allocation to Walter Scott, a 28% allocation to Causeway Capital Management LLC (“Causeway”), an 18% allocation to Schroder Investment Management North America Inc. (“Schroder”) and a 10% allocation to Victory Capital Management (“Victory”).

Effective March 19, 2021, the following replaces the chart in the section titled “Sub-advisers and portfolio managers” related to the International Equity Fund on page 13 of the Prospectus:

Portfolio Manager	Sub- Adviser or Adviser	Fund’s Portfolio Manager Since
Rachael Aguirre, Director and Senior Portfolio Manager	BlackRock	2016
Jennifer Hsui, CFA®, Managing Director and Senior Portfolio Manager	BlackRock	2018
Alan Mason, Managing Director	BlackRock	2016
Suzanne Henige, Director and Senior Portfolio Manager	BlackRock	2020
Amy Whitelaw, Managing Director and Senior Portfolio Manager	BlackRock	2017
Jonathan P. Eng, Portfolio Manager	Causeway	2014
Harry W. Hartford, President and Portfolio Manager	Causeway	2014
Sarah H. Ketterer, Chief Executive Officer and Portfolio Manager	Causeway	2014
Ellen Lee, Portfolio Manager	Causeway	2015
Conor S. Muldoon, CFA®, Portfolio Manager	Causeway	2014
Steven Nguyen, Portfolio Manager	Causeway	2019
Alessandro Valentini, CFA®, Portfolio Manager	Causeway	2014
James Gautrey, CFA®, Portfolio Manager	Schroders	2014
Simon Webber, CFA®, Portfolio Manager	Schroders	2011
Daniel B. LeVan, CFA®, Chief Investment Officer of Trivalent Investments, a Victory Capital investment franchise	Victory Capital	2017
John W. Evers, CFA®, Senior Portfolio Manager	Victory Capital	2017
Jane Henderson, Managing Director	Walter Scott	2021
Charles Macquaker, Executive Director - Investment	Walter Scott	2021
Roy Leckie, Executive Director – Investment & Client Service	Walter Scott	2021

Effective March 19, 2021, the following replaces the disclosure related to the International Equity Fund in the section titled “How the Sub-advisers select the Fund’s investments” on page 59 of the Prospectus:

BlackRock Financial Management, Inc. (“BlackRock”) ”) will employ a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net). The Fund will invest in a statistically selected sample of equity securities included in the MSCI EAFE® Index (Net) and in derivative instruments linked to the MSCI EAFE® Index (Net). Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE® Index (Net). The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE® Index (Net), or in the same weightings as in the MSCI EAFE® Index (Net). The percentage of the Fund’s assets allocated to BlackRock is targeted at 25%.

Causeway Capital Management LLC (“Causeway”) follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of companies throughout the non-U.S. developed and emerging markets, Causeway uses quantitative market capitalization and valuation screens to narrow the potential investment candidates to approximately 2,000 securities. To select investments, Causeway then performs fundamental research, which generally includes company specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. Causeway also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. Using a value style means that Causeway buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. Causeway considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund: (i) low price-to earnings ratio relative to the sector, (ii) high yield relative to the market, (iii) low price-to-book value ratio relative to the market, (iv) low price-to-cash flow ratio relative to the market, and (v) financial strength. Generally, price-to-earnings ratio and yield are the most important factors. The percentage of the Fund’s assets allocated to Causeway is targeted at 28%.

Schroder Investment Management North America Inc. (“Schroders”) Schroders seeks to invest in securities of international companies where they have identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroders leverages the extensive knowledge of, and recommendations generated by, approximately 100 regional analysts located across the globe. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists. In Schroders’ view, this combination of local expertise and global analysis provides an optimal framework for identifying strong investment candidates and building high-quality efficient portfolios across multiple regions and sectors. The percentage of the Fund’s assets allocated to Schroders is targeted at 16%.

Victory Capital Management Inc. (“Victory Capital”) pursues the Fund’s investment objective by investing primarily in equity securities of companies principally in countries represented in the S&P® Developed ex-U.S. SmallCap Index (“Index”). Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities of small-capitalization companies. The Adviser considers any company with a market capitalization at the time of purchase that is within such country’s smallest 15% based on market capitalization to be a small-capitalization company. The size of companies in the Index changes with market conditions and the composition of the Index. The Adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts high profitability and companies with a strong or positively trending environmental, social, and governance (“ESG”) profile. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend and above average return-on-invested capital. The Fund’s investment allocation to countries and sectors tends to approximate the country and sector allocations of the Index, which concentrates its exposure in one or more countries, regions or sectors. The Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 24 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. The Fund normally invests in a minimum of ten countries.

The Adviser regularly reviews the Fund’s investments and will sell a security if the Adviser believes there has been a deterioration in the rank of the security in accordance with the Adviser’s process, the security’s valuation has become unattractive relative to other stocks in the universe or other available investments are considered to be more attractive. The Adviser considers any company with a market capitalization at the time of purchase that is within such country’s smallest 10%

Walter Scott & Partners Limited (“Walter Scott”) believes that, over time, the returns derived from investing in the shares of a company will reflect the internal wealth generated by that business. By investing in companies capable of sustaining exceptional rates of internal wealth creation over the long term, superior investment returns can be achieved. In-house fundamental research, rigorous analysis and collegiate decision-making are at the core of Walter Scott’s investment process along with a requirement to identify sustainable and responsible businesses to own for the long term. The team-based approach draws on the combined knowledge and experience of investment professionals. Collective discussion and debate around investment ideas and all portfolio holdings is integral to the investment approach. The industrial and geographic structure of portfolios reflects the bottom-up stock selection process, rather than the composition of indices. Portfolios are comprised of a carefully selected group of companies that satisfy Walter Scott’s strict investment criteria and the firm expects 100% of the alpha to come from security selection. Walter Scott’s investment style is long-term growth at a reasonable price, paying close attention to valuation. The percentage of the Fund’s assets allocated to Walter Scott is targeted at 19%.

Effective March 19, 2021, the following replaces the disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the International Equity Fund on pages 94-97 of the Prospectus:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Fund	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	25%	Rachel Aguirre Director and Senior Portfolio Manager (2005-Present.). Mrs. Aguirre is Head of Developed Markets Portfolio Engineering. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies.	2016

			Jennifer Hsui, CFA® Managing Director and Senior Portfolio Manager (2006-present). Mrs. Hsui is the Head of the Emerging Markets Portfolio Engineering team within BlackRock’s ETF and Index Investments Americas business. She is responsible for overseeing the management of Emerging Markets Institutional and iShares funds.	2018

			Alan Mason Managing Director (1991-Present). Mr. Mason is the Global Co-Head of Investments, Products, and Markets. He is a member of the Beta Strategies ExCo, Americas ExCo and Global Human Capital Committees and a global sponsor for OUT, the firm’s LGBT employee network.	2016

			Suzanne Henige Director and Senior Portfolio Manager (2011-present). Mrs. Henige is a member of BlackRock’s ETF and Index	2020

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Investments (EII) Portfolio Engineering group. She currently leads the Sub-Advised PE team which is responsible for managing US and Developed markets Mutual Funds and Sub-Advised portfolios

			Amy Whitelaw Managing Director and Senior Portfolio Manager (1999-present). Mrs. Whitelaw is the Head of the America’s iShares Equity Portfolio Engineering team within BlackRock’s ETF and Index Equity (“EII”) team. She is responsible for overseeing the management of the Americas listed US, Canadian, and Latin America iShares equity funds. She leads the EII Americas Inclusion and Diversity Committee. Mrs. Whitelaw also co-chairs BlackRock’s Global Women’s Initiative Network and formerly co-chaired the Women’s Initiative Network on the West Coast.	2017

	Causeway Capital Management LLC (“Causeway”) 11111 Santa Monica Blvd. 15th Floor Los Angeles, CA 90025	28%	Alessandro Valentini, CFA® Portfolio Manager (2013-present). Mr. Valentini is a portfolio manager of Causeway and is responsible for investment research in the global health care and financials sectors. He joined the firm in July 2006 and has been a portfolio manager since April 2013.	2014

			Jonathan P. Eng Portfolio Manager (2002-present). Mr. Eng is a director of Causeway and is responsible for investment research in the global consumer discretionary, industrials and materials sectors. He joined the firm in July 2001 as a research associate and has been a portfolio manager since February 2002.	2014

			Harry W. Hartford President and Portfolio Manager (2001-present). Mr. Hartford is the president of Causeway, portfolio manager for the firm’s fundamental and absolute return strategies, and director of research. He co-founded the firm in June 2001.	2014

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Sarah H. Ketterer Chief Executive Officer and Portfolio Manager (2001-present). Ms. Ketterer is the chief executive officer of Causeway, portfolio manager for the firm’s fundamental and absolute return strategies and is responsible for investment research across all sectors. She co-founded the firm in June 2001.	2014

			Ellen Lee Portfolio Manager (2007-present). Ms. Lee is a director of Causeway and is responsible for investment research in the energy and global utilities sectors. Ms. Lee joined the firm in August 2007 as a research associate and has been a portfolio manager since January 2015.	2015

			Conor S. Muldoon, CFA® Portfolio Manager (2010-present). Mr. Muldoon is a director of Causeway and is responsible for investment research in the global financials and materials sectors. He joined the firm in August 2003 as a research associate and has been a portfolio manager since September 2010.	2014

			Steven Nguyen Portfolio Manager (2019-present). Mr. Nguyen is a director of Causeway and is responsible for investment research in the global energy, utilities and health care sectors. He joined the firm in April 2012 as a research associate and has been a portfolio manager since January 2019.	2019

	Schroder Investment Management North America Inc. (“Schroders”) 7 Bryant Park New York, NY 10018	18%	James Gautrey, CFA® Portfolio Manager (2001-present). Mr. Gautrey became a portfolio manager for International Equities at Schroders in 2014. He began his career in 2001 with Schroders.	2014

			Simon Webber, CFA® Portfolio Manager (1999-present). Mr. Webber has been a portfolio manager of the fund since 2011. He joined Schroders as a research analyst in 1999.	2011

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
	Victory Capital Management Inc. (“Victory Capital”) 15935 La Cantera Parkway San Antonio, TX 78256	17.5%	Daniel B. LeVan, CFA® Chief Investment Officer of Trivalent Investments, a Victory Capital investment franchise (2014-Present). From 2007-2014, Mr. LeVan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014.	2017

			John W. Evers, CFA® Senior Portfolio Manager (2014-Present). From 2007-2014, Mr. Evers was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014.	2017

	Walter Scott & Partners Limited (“Walter Scott”) One Charlotte Square, Edinburgh, EH2 4DR, Scotland	19%	Jane Henderson Managing Director (1995-present). Ms. Henderson is Managing Director of Walter Scott. Having joined the firm in 1995 as an investment analyst, she has held a range of investment, management, client service and governance responsibilities and was instrumental in the development of the firm’s US investment strategy. Ms. Henderson Co-chaired Walter Scott’s Investment Management Group before becoming Managing Director in 2010. She holds a BSc (Hons) in Marine and Environment Biology from the University of St. Andrews.	2021

			Charles Macquaker Executive Director - investment (1991-present). Mr. Macquaker is Executive Director, Investment at Walter Scott. Having joined the firm in 1991, he has held a range of investment, management, client service and governance responsibilities and has had extensive experience of analyzing companies around the world, particularly in Europe and Japan. Mr. Macquaker joined the Board in 2009 and is Co-Chair of the Investment Management Committee. He holds a BSc (Econ) (Hons) in European Studies from the University of Buckingham.	2021

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

Roy Leckie

Executive Director – Investment & Client Service

(1995-present). Mr. Leckie is Executive Director, Investment & Client Service at Walter Scott. Since joining the firm in 1995, he has held a range of investment, management, client service and governance responsibilities. Mr. Leckie was integral to the development of the firm’s emerging market capabilities, and he has played a central role in the stewardship of Walter Scott’s global and international strategies since 2007. Roy joined the firm’s Board in 2008 and is Co-Chair of the Investment Management Committee. He holds a BSc (Hons) in Statistics from the University of Glasgow.

				2021

			Alex Torrens Co-Head of Research (2010-present). Alex is Co-Head of Research and a member of the Investment and Executive Management Committees at Walter Scott. He first joined the firm in 2006 and intermittently worked in different departments until taking a permanent role in 2010. Alex holds an MA in Law from the University of Cambridge and an Executive Education certificate from Columbia Business School.	2021

			Alan Edington Co-Head of Research (2010-present). Alan is Co-Head of Research and a member of the Investment and Executive Management Committees at Walter Scott. Prior to joining the firm in 2012, he worked at Mano Cap, a private equity firm based in Sierra Leone, and as a lawyer at Slaughter and May. Before university, Alan undertook an extended internship at Walter Scott. He holds a BA (Hons) in Law from the University of Oxford. Alan is a CFA charterholder.	2021

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MORGAN STANLEY PATHWAY FUNDS (“TRUST”)

SUPPLEMENT DATED FEBRUARY 26, 2021,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 1, 2021

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI. To the extent that the following information is inconsistent with that contained in the SAI, this supplement supersedes the SAI.

HIGH YIELD FUND

Effective February 24, 2021, Eaton Vance Management (“Eaton Vance”) is no longer investment sub-advisers of the High Yield Fund. As such, all references to Eaton Vance, are removed from the SAI.

Effective February 24, 2021, PineBridge Investments LLC (“PineBridge”) will commence as a new investment sub-adviser to the High Yield Fund.

Effective February 24, 2021, the following is added to the disclosure related to the High Yield Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 57 of the SAI:

PineBridge Investments LLC.

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
John Yovanovic	7	$3.57 billion	8	$3.53 billion	17	$8.44 billion
Jeremy Burton	18	$143 million	8	$3.53 billion	17	$8.44 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of December 31, 2020 can be found below:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
John Yovanovic	1	$109 million	0	$0	2	$1.24 billion
Jeremy Burton	0	$0	0	$0	2	$1.24 billion

Effective February 24, 2021, the following is added to the information under the section titled “Portfolio Manager Compensation” beginning on page 69 of the SAI:

PineBridge Investments LLC (“PineBridge”)

As of December 31, 2020, provide the structure of, and method used to determine, the compensation received by the Fund’s Portfolio Manager(s) or Management Team Members from the Fund, its investment adviser, or any other source with respect to management of the Fund and any other accounts, including (but not limited to):

•	Whether compensation is fixed;

•	Whether compensation is based on the Fund’s pre-tax or after-tax performance over a certain period; and

•	Whether compensation is based on the value of assets held in the Fund.

Compensation includes without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts.

PineBridge’s compensation program by role is competitively aligned with industry standards. PineBridge’s Board of Directors maintains a Compensation Subcommittee to review its programs. This is also one of the main tasks of the Firm’s Governance Committee.

Portfolio managers, analysts, and traders are evaluated on the pre-tax performance of the securities and portfolios they manage and/or trade compared to relevant index and peer group benchmarks and is consistent with market levels for the retention of superior investment professionals. While performance is reported quarterly, a full-year performance review is completed as part of the annual bonus process. The investment professionals receive an annual bonus that is determined by the co-heads based on evaluation of their contribution to performance, contribution to teamwork, as well as the overall portfolio/team performance. PineBridge has worked hard to assure that Team members’ bonus compensation is in line with industry standards. The Team is paid through a combination of cash and deferred compensation. Several senior members of the Team have equity ownership in the firm, which advances their alignment with the products to one with the longer-term performance of the company.

EMERGING MARKETS EQUITY FUND

Effective March 19, 2021, Martin Currie Inc. (“Martin Currie”) will commence as a new investment sub-adviser to the Emerging Markets Equity Fund.

Effective March 19, 2021, the following is added to the disclosure related to the Emerging Markets Equity Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 59 of the SAI:

Martin Currie Inc. (“Martin Currie”)

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Alastair Reynolds	0	$0	8	$2.12 billion	6	$1.91 billion
Andrew Mathewson	0	$0	8	$2.12 billion	6	$1.91 billion
Colin Dishington	0	$0	8	$2.12 billion	6	$1.91 billion
Divya Mathur	0	$0	8	$2.12 billion	6	$1.91 billion
Paul Desoisa	0	$0	8	$2.12 billion	6	$1.91 billion
Paul Sloane	0	$0	8	$2.12 billion	6	$1.91 billion
*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of December 31, 2020 can be found below:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Alastair Reynolds	0	$0	0	$0	2	$1.02 billion
Andrew Mathewson	0	$0	0	$0	2	$1.02 billion
Colin Dishington	0	$0	0	$0	2	$1.02 billion
Divya Mathur	0	$0	0	$0	2	$1.02 billion
Paul Desoisa	0	$0	0	$0	2	$1.02 billion

Paul Sloane	0	$0	0	$0	2	$1.02 billion

Effective March 19, 2021, the following is added to the information under the section titled “Portfolio Manager Compensation” beginning on page 71 of the SAI:

Martin Currie Inc. (“Martin Currie”)

Martin Currie believes its reward model must reflect its business objectives, namely to:

•	Support and enhance alpha generation

•	Build outstanding client propositions

Martin Currie has therefore introduced a revenue share model to create the best alignment between clients, portfolio managers and shareholders and facilitates simplicity and teamwork.

Its approach to compensation serves to attract and retain high calibre professionals and is designed to ensure alignment with its clients’ interests. Its Global Emerging Markets team manage one Emerging Markets strategy. This singular focus means that they do not suffer competing distractions and are truly incentivised by the performance of this one strategy.

Compensation for its Global Emerging Markets team blends two components: base salary and annual bonus.

1.	Salaries for the team are benchmarked using the latest market data to ensure they remain competitive. This is reviewed at least annually.

2.

Annual bonus for the Global Emerging Markets team is based on an agreed revenue share scheme mechanism. Each individual team member’s bonus is based on a formulaic calculation which takes into account: performance of the Global Emerging Markets strategy, individual contribution to the team which recognises elements such as performance against qualitative objectives, development goals, living our values and longevity of service.

3.

Long-term incentivisation and alignment with client interests are created through a significant proportion of annual bonus being deferred into the team’s own Funds, with a vesting period over four years. The deferral into Global Emerging Markets Funds ensures close alignment with client interests and, together with the deferral into parent company stock, provides longer-term team lock-in. Both the annual cash bonus and deferral position is also regularly externally benchmarked using the latest market data.

Whilst contribution to investment performance is the most significant influence upon each team member’s individual annual bonus and deferral outcome, emphasis is also given to personal performance which recognizes elements such as performance against qualitative objectives, development goals, risk and compliance behaviours, living their company values and contribution to the wider firm.

Annual bonus is based on a capped Global Emerging Markets team revenue share mechanism and therefore incentivizes and rewards consistent service delivery for our clients. Whilst this is an annual scheme, the outcomes are predominantly the product of Global Emerging Markets team revenue built up over several years from a long-term investment performance horizon.

During the last three years, the basis of our Global Emerging Markets team’s variable pay has been strengthened, moving from a percentage of salary-based reward to a percentage of strategy-revenue based reward. In addition, the level of deferral of annual variable pay into the team’s own funds has increased in amount and investment time-period. In concert with the strengthening of variable pay, contractual notice periods have been increased across team members. These changes solidify stability of the strategy, ensure continued focus on investment performance, and reinforce alignment with long-term client interests.

INTERNATIONAL EQUITY FUND

Effective March 19, 2021, Invesco Advisers, Inc. (“Invesco”) and Wellington Management Company, LLP (“Wellington”) are no longer investment sub-advisers of the International Equity Fund. As such, all references to Invesco and Wellington, are removed from the SAI.

Effective March 19, 2021, Walter Scott & Partners Limited (“Walter Scott”) will commence as a new investment sub-adviser to the International Equity Fund.

Effective March 19, 2021, the following is added to the disclosure related to the International Equity Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 59 of the SAI:

Walter Scott & Partners Limited (“Walter Scott”)

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jane Henderson	18	$21.89 billion	18	$11.75 billion	152	$59.99 billion
Roy Leckie	18	$21.89 billion	18	$11.75 billion	152	$59.99 billion
Charles Macquaker	18	$21.89 billion	18	$11.75 billion	152	$59.99 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of December 31, 2020 can be found below:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jane Henderson	2	$3.37 billion	0	$0	16	$11.70 billion
Roy Leckie	2	$3.37 billion	0	$0	16	$11.70 billion
Charles Macquaker	2	$3.37 billion	0	$0	16	$11.70 billion

Effective March 19, 2021, the following is added to the information under the section titled “Portfolio Manager Compensation” beginning on page 71 of the SAI:

Walter Scott & Partners Limited (“Walter Scott”)

Walter Scott’s staff are paid competitive base salaries. Everyone in the firm is eligible to participate in the firm’s annual profit share, which is a fixed percentage (25%) of the firm’s pretax and pre-incentive operating profits.

This is the sole source of incentive compensation with performance being measured on a variety of goals and outcomes unique to each individual but ultimately contributing to the firm’s investment objectives and the client service Walter Scott provides.

Compensation awards for those in the Research team are measured using the same outcomes. Long-term performance, contribution in portfolio management decisions, research effort, stock picking success and support in best serving our clients are amongst other factors considered when determining an individual’s profit share. The importance given to particular factors will vary over time and between individuals.

The relative weights of base salary and profit share move according to performance. The components of compensation will also vary from year-to-year depending on the level of operating profit. There is, however, no cap on profit share as a percentage of base salary.

For directors and some senior staff, the majority of annual compensation comprises a share of the firm’s profits. An element of this is deferred via a long-term incentive plan. This is primarily invested in a global equity fund of which Walter Scott is the investment adviser with the balance in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott’s compensation structure is designed to promote fair and equal treatment of all staff. The Board’s Remuneration and Nominations Committee reviews and approves the annual salary and profit-share allocations based on the overall performance of the firm.

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